Exhibit 10.8

STEAKHOUSE PARTNERS, INC.

2004 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

(Time-based Vesting)

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) dated as of _____________ (“Grant Date”), is made by and between Steakhouse Partners, Inc., a Delaware corporation (the “Company”), and ___________, (the “Participant”) relating to Stock Options granted under the Steakhouse Partners, Inc. 2004 Stock Incentive Plan (the “Plan”). Capitalized terms used in this Agreement without definition shall have the respective meanings ascribed to such terms in the Plan.

1.	Grant of Stock Option, Option Price and Term.

(a) The Company grants to the Participant an Incentive Stock Option (the “Stock Option”) to purchase _______________ shares of Stock (the “Option Shares”) at a price of $_______ per share (the “Option Price”), subject to the provisions of the Plan and the terms and conditions hereof.

(b) The term of this Stock Option shall be a period of 3 years from the Grant Date unless earlier terminated in accordance with the provisions of the Plan (the “Option Period”). During the Option Period, the Stock Option shall become exercisable with respect to one-third (1/3) of the Option Shares on each of the first, second and third anniversaries of the Grant Date.

Notwithstanding the foregoing, in the event the Participant incurs a termination of employment for any reason whatsoever as an employee of the Company or a Subsidiary, the provisions of Section 4 of the Plan relating to termination of employment shall apply.

(c) The Stock Option granted hereunder is designated as an Incentive Stock Option and is intended to constitute an “incentive stock option” as that term is used in Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the Option Shares with respect to which any Incentive Stock Options are exercisable by the Participant during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options. It should be understood that there is no assurance that the Stock Option will, in fact, be treated as an Incentive Stock Option.

(d) The Company shall not be required to issue any fractional shares of Stock.

2.	Exercise.

The Stock Option shall be exercisable during the Participant’s lifetime only by the Participant (or his or her Representative), and after the Participant’s death only by a Representative. The Stock Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Administrator, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made as specified in the Plan. If any part of the payment of the Option Price is made in shares of Stock, such shares shall be valued by using their Fair Market Value as of the date of exercise of the Stock Option.

The Stock Option may not be exercised unless there has been compliance with all the preceding provisions of this Section 2, and, for all purposes of this Agreement, the date of the exercise of the Stock Option shall be the date upon which there is compliance with all such requirements. The Administrator may deny any method of exercise permitted hereunder if such method would result in liability under federal securities law to the Participant or the Company or would result in an expense charge to the Company.

3.	Non-Transferability of Stock Option.

The Stock Option may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

4.	Payment of Withholding Taxes.

If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Stock Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan. The Participant acknowledges and agrees that he or she is responsible for the tax consequences associated with the grant of the Stock Option and its exercise.

5.	Changes in Company’s Capital Structure.

The existence of a Stock Option will not affect in any way the right or authority of the Company or its stockholders to make or authorize (a) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (b) any merger or consolidation of the Company; (c) any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof; (d) the dissolution or liquidation of the Company; (e) any sale or transfer of all or any part of its assets or business; or (f) any other corporate act or proceeding, whether of a similar character or otherwise. In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Administrator shall take such actions, as are provided for in the Plan.

6.	Plan.

The Stock Option is granted pursuant to the Plan, and the Stock Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement by reference or are expressly cited.

7.	Participant’s Representations.

In the event the Option Shares have not been registered under the Securities Act of 1933, as amended, at the time this Stock Option is exercised, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Stock Option deliver to the Company an Investment Representation Statement (in the form attached hereto as Exhibit A or such other form as may be prepared by the Company), and certificate(s) representing the Option Shares shall bear such restrictive legends as the Company deems advisable.

8.	Employment Rights.

No provision of this Agreement or of the Stock Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or any of its Affiliates to terminate the employment of the Participant, with or without Cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

9.	Governing Law.

This Agreement and the Stock Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (other than its laws respecting choice of law) except to the extent federal laws would be mandatorily applicable.

10.	Waiver; Cumulative Rights.

The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

11.	Notices.

Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and the Participant at his or her address as shown on the Company’s payroll records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

On Behalf of the Administrator:	Participant:

Name
Title

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:	________________________________

COMPANY:	Steakhouse Partners, Inc., a Delaware corporation

SECURITIES:	Common Stock

AMOUNT:	________________________________

DATE:	________________________________

In connection with the purchase of the above-listed Securities, I, the undersigned Purchaser, represent to the Company the following:

(a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) I understand that the Company’s issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) I further understand that the Securities must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

(d) I am familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits only limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The provisions of Rule 144 require among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

(e) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

SIGNATURE OF PURCHASER:

Date:

2

EXHIBIT B

CONSENT OF SPOUSE

(To be completed by residents of the states of Arizona, California, Idaho,

Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin)

The undersigned, as spouse of _______________, hereby acknowledges that:

(1)	the undersigned is a resident of ____________________, one of the above-listed community property states.

(2)	the undersigned has read and understands the Steakhouse Partners, Inc. 2004 Stock Incentive Plan (the “Plan”) and the Incentive Stock Option Agreement (collectively, the “Agreements”). The undersigned hereby consents and agrees to each and every term and condition set forth in the Agreements. The undersigned hereby further agrees that the undersigned’s spouse may join in any future modification or amendment of the Agreements without any further signature, acknowledgment, agreement or consent on the undersigned’s part, and that any interest the undersigned may have in the Stock Option (as defined in the Plan) or the shares of Common Stock of Steakhouse Partners, Inc. shall be subject to the provisions of the Agreements.

DATED: _______________, _______.

Print Name of Spouse

Signature of Spouse